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                        HARTFORD LIFE INSURANCE COMPANY
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                        STAG VARIABLE LIFE LAST SURVIVOR

                     SUPPLEMENT DATED JUNE 24, 1998 TO THE
                          PROSPECTUS DATED MAY 1, 1997
                      FOR STAG VARIABLE LIFE LAST SURVIVOR

To correct a typographical error, the second to the last paragraph of the Section entitled "Deductions and Charges from the Account Value -- Monthly Deduction Amounts" is deleted and replaced with the following language:

    The current and guaranteed mortality and expense risk rate for the first ten Policy Years is 0.80%. For Policy Years 11 through 20, the current and guaranteed maximum rate is 0.50% and is reduced to 0.25% after Policy Year 20.

HV-2249